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                                                                   EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 1997, except as to Note 16, as to which the date is September 30, 1997, in the Registration Statement (Form S-1) and related Prospectus of Nanophase Technologies Corporation dated March 13, 1997.

                                             /s/  ERNST & YOUNG LLP
                                             Ernst & Young LLP

Chicago, Illinois
October 1, 1997